THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON ITS CONVERSION MAY BE SOLD, TRANSFERRED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR AS OTHERWISE PERMITTED BY BORROWER, OR, IN THE OPINION OF COUNSEL SATISFACTORY TO BORROWER, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.


                           CONVERTIBLE PROMISSORY NOTE
                                    ("Note")


Principal Amount:                                            Cardiff, California
$250,000                                                     June __, 2001


         For value received, the undersigned, S2 Technologies, Inc., a California corporation, ("Borrower") promises to pay to the order of Oryx Technology Corp. ("Lender"), in lawful money of the United States of America, the principal sum of Two Hundred Fifty Thousand Dollars ($250,000), or such lesser principal amount as may be outstanding under this Note plus simple interest thereon from the date hereof on the aggregate unpaid principal amount until such amount is paid in full at the annual rate of 10.0%, or the maximum rate allowed by law, whichever is less (calculated on the basis of a 365 day year). Unless converted earlier pursuant to the terms hereof, said principal and interest shall be due and payable on September 30, 2001 or such later date as mutually agreed by the parties. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made to Lender without set-off or counterclaim and free and clear of and without any deductions of any kind. This Note shall not be prepaid prior to its maturity date.

         This Note is delivered by Borrower in accordance with that certain Note Purchase Agreement for the purchase of up to three hundred fifty thousand ($350,000) in notes (the "Note Purchase Agreement") by and among the Borrower and several lenders, of whom Lender is one such lender. This Note shall be convertible in accordance with section 1.4 of the Note Purchase Agreement, which is incorporated herein by this reference.

         This Note may be transferred or assigned only with the prior written consent of Borrower and only in compliance with applicable federal and state securities laws. In the event of such transfer or assignment, Lender shall surrender this Note for registration of transfer or assignment, duly endorsed, or accompanied by a duly executed written instrument of transfer or assignment in form satisfactory to Borrower. Thereupon, a new Note for like principal amount and interest will be issued to, and registered in the name of, the transferee or assignee. Interest and principal are payable only to the registered holder of the Note.

         If any action or proceeding is commenced to enforce this Note or any right arising in connection with this Note, the prevailing party in such action or proceeding shall be entitled to recover from the other non-prevailing party the reasonable attorneys' fees, costs, and expenses incurred by such prevailing party.

         Borrower  and all  endorsers,  sureties  and  guarantors,  jointly  and severally, waive all presentments, demands for performance, notices of nonperformance, protests, notices of protest and notices of dishonor in connection with the delivery, acceptance, performance and enforcement of this Note.

         This Note shall be deemed to be made under and shall be interpreted under the laws of the State of California (without giving effect to the conflict of law principles thereof). Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any California state court or federal court in the State of California over any action or proceeding arising out of or related to this Note and Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such California state or Federal court. Borrower hereby waives to the fullest extent legally possible, the defense of an inconvenient forum to the maintenance of such action or proceeding in the case of any action brought with respect to this Note.



                                           S2 TECHNOLOGIES, INC.
                                           a California corporation


                                           By:  /s/ Mark Underseth
                                              ---------------------
                                           Name:  Mark Underseth
                                           Title: Chief Executive Officer